SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 27, 2006
 Date of Report (date of earliest event reported):

BETTER BIODIESEL, INC.
 (Exact name of registrant as specified in its charter)

Colorado	333-67174	84-1153946
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

1400 West 400 North
Orem, UT 84057
(Address of principal executive offices)

Registrant’s telephone number, including area code: (801) 990-2810

Mountain States Holdings, Inc.
(Former name or former address, if changed since last report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                Changes in Registrant’s Certifying Accountant

On October 31, 2006 the Registrant engaged Peterson Sullivan, PLLC (“Peterson Sullivan”) to audit the Registrant’s financial statements. During each of the years ended December 31, 2005 and 2004, and the subsequent interim period ended September 30, 2006, the Registrant did not consult Peterson Sullivan on any matters described in Item 304(a)(2)(i) of Regulation S-K. During each of the years ended December 31, 2005 and 2004, and the subsequent interim period ended September 30, 2006, the Corporation did not consult Peterson Sullivan on any matters described in Item 304(a)(2)(ii) of Regulation S-K. The engagement of Peterson Sullivan, PLLC was approved by the Registrant’s Board of Directors.

Item 5.03                Change in Fiscal Year

On October 27, 2006, the Board of Directors of the Registrant resolved to change the fiscal year of the Registrant from December 31 to September 30. The Registrant will file a Quarterly Report on Form 10-KSB on or before December 31, 2006 to cover the period from September 30, 2006 to December 31, 2006.

Item 9.01                Financial Statements and Exhibits

(a)           Financial statements:

None required

(d)           Exhibits:

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated November 1, 2006

BETTER BIODIESEL, INC.

By:	/s/ Ron Crafts
Ron Crafts Chief Executive Officer